Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:  Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces 2012 Earnings Up 13%

Glenville, New York –January 22, 2013

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income was up 13.4% from $33.1 million in the year ended December 31, 2011 to $37.5 million for the year ended December 31,  2012.  Net income for the fourth quarter of 2012 was $9.8 million, up 12.5% over the prior-year period and equal to diluted earnings per share of $0.104, compared to net income of $8.7 million and diluted earnings per share of $0.093 for the fourth quarter of 2011.

TrustCo saw continued balance sheet growth in 2012 in both loans and deposits.  Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased that 2012 resulted in continued solid earnings growth.  We continue to add profitable customer relationships on both the deposit and loan side, which helped our bottom line grow in 2012 and we believe will continue to do so into 2013.  Our highly liquid balance sheet allows us to fund loan growth without having to overpay for deposits, which enabled us to significantly restructure our deposit mix during 2012, and should be of additional benefit when interest rates eventually begin to rise.  We look forward to 2013 with optimism, though we note that our industry continues to face challenges as the economy remains fragile and interest rates remain at unprecedented levels.  We will continue to take advantage of opportunities that are presented.”  Return on average equity and return on average assets were 10.70% and 0.87%, respectively, for 2012, compared to 11.04% and 0.81% for 2011.  The efficiency ratio was 52.28% for 2012, compared to 49.95% for 2011.  The ratios for both years rank TrustCo among industry leaders, a continuation of longer term trends.  TrustCo’s efficiency ratio and return on average equity, for example, have ranked in the top ten in its peer group in 10 of the last 15 years for the former and in 12 of the last 15 years for the latter.  Results for 2012 include the full year effect of the common stock offering completed on July 6, 2011.

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Mr. McCormick also noted “We continue to see some signs of economic improvement in the markets in which we operate, although high levels of unemployment and other persistent issues continue to constrain any significant economic growth. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet and continued profitability.  As a result, we have been able to focus on conducting business, which has put us in a position to take advantage of changes in market and competitive conditions.”

TrustCo continued to report solid growth in loans and deposits on a year-over-year basis.  For the full year ended December 31, 2012, average loans were up $149.6 million or 6.2% compared to the same period in 2011, while average deposits increased $172.1 million or 4.7% over the same period.  Mr. McCormick noted that, “The year-over-year growth of our loans and deposits reflects the long term strategic focus of the Bank.  The growth in deposits came despite a tactical decision earlier in the year to intensify our focus on enhancing our mix of deposits and growing our core customer base, which resulted in the planned loss of higher costing certificate of deposit balances and an improvement of our net interest margin.

Our branch franchise continues to be the key to our long term plans.  We have made significant progress in expanding our loans and deposits through our branches, and expect that to continue as the new branches grow.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.”

For the three months ended December 31, 2012 net income was $9.8 million compared to net income of $8.7 million for the fourth quarter of 2011.  Return on average equity and return on average assets were 10.88% and 0.91%, respectively, for the fourth quarter of 2012 and 10.15% and 0.83% for the comparable period in 2011.

Reported credit results for the year were affected by the implementation in the third quarter of new OCC guidance which affected consumer loans where the borrower's obligation to TrustCo has been discharged in bankruptcy and the borrower has not reaffirmed the debt.  Implementation of this new OCC guidance affected third quarter results as follows:
•	Net $4.0 million of performing consumer loans were reclassified to nonaccrual status, and
•	$804 thousand increase in net charge offs, which was covered by the reserve.

Nonperforming loans were $52.7 million as of December 31, 2012, compared to $48.8 million at December 31, 2011.  This includes the NPLs added as a result of the OCC guidance noted above. Care should be taken in examining NPL numbers across banking institutions as not all regulators provided this guidance to the institutions they regulate.  Nonperforming assets were $61.4 million at December 31, 2012, compared to $54.0 million at December 31, 2011.  At December 31, 2012, nonperforming loans were equal to 1.96% of total loans, compared to 1.93% at December 31, 2011.  Nonperforming assets to total assets were 1.41% at December 31, 2012, compared to 1.27% at December 31, 2011.  The allowance for loan losses as a percentage of gross loans and as a multiple of net charge-offs remains strong.  The allowance to total loans was 1.79% at December 31, 2012 and 1.93% at December 31, 2011.  For the fourth quarter of 2012 the allowance covered annualized fourth quarter net charge-offs by 4.9 times, compared to an annualized 3.7 times for the fourth quarter of 2011.  The coverage ratio, or allowance for loan losses to nonperforming loans was 91.0% at December 31, 2012, compared to 99.9% at December 31, 2011

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Net interest margin for the fourth quarter of 2012 was 3.21%, equal to the third quarter level and down from 3.35% in the fourth quarter of 2011.

At December 31, 2012 the tangible equity ratio was 8.24% compared to 7.97% at December 31, 2011.  Tangible book value per share ended the fourth quarter at $3.81 compared to $3.62 in the year-ago period.

TrustCo Bank Corp NY is a $4.3 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 138 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2012.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss fourth quarter 2012 results will be held at 9:00 a.m. Eastern Time on January 23, 2013.  Those wishing to participate in the call may dial toll-free 1-888-317-6016.  International callers must dial + 1-412-317-6016.   A replay of the call will be available until April 24, 2013 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10023478. The call will also be audio webcast at: http://services.choruscall.com/links/trst130123.html, and will be available until January 23, 2014.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2011, as amended, and in our subsequent securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/12		09/30/12	12/31/11
Summary of operations
Net interest income (TE)	$33,718		34,321	34,220
Provision for loan losses	3,000		2,900	4,200
Net securities transactions	763		666	132
Noninterest income	5,398		4,551	4,219
Noninterest expense	21,150		20,643	19,524
Net income	9,806		9,753	8,714

Per common share
Net income per share:
- Basic	$0.104		0.104	0.093
- Diluted	$0.104		0.104	0.093
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	3.81		3.81	3.62
Market price at period end	5.28		5.71	5.61

At period end
Full time equivalent employees	759		760	726
Full service banking offices	138		138	136

Performance ratios
Return on average assets	0.91%		0.89	0.83
Return on average equity	10.88		10.97	10.15
Efficiency (1)	53.11		49.99	47.53
Net interest spread (TE)	3.15		3.15	3.26
Net interest margin (TE)	3.21		3.21	3.35
Dividend payout ratio	63.00		63.13	70.50

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.24		8.27	7.97

Asset quality analysis at period end
Nonperforming loans to total loans (4)	1.96		1.92	1.93
Nonperforming assets to total assets	1.41		1.36	1.27
Allowance for loan losses to total loans	1.79		1.82	1.93
Coverage ratio (3)	0.9	x	0.9	1.0

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
(4)	Included in the September 30, 2012 balance of nonperforming loans is net $4.0 of perfoming loans that have been reclassified to nonaccrual status as a result of recent OCC guidance.
TE = Taxable equivalent.

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FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Year Ended
	12/31/12	12/31/11
Summary of operations
Net interest income (TE)	$135,669	135,717
Provision for loan losses	12,000	18,750
Net securities transactions	2,161	1,428
Noninterest income	18,803	17,345
Noninterest expense	83,977	82,142
Net income	37,534	33,087

Per common share
Net income per share:
- Basic	$0.400	0.389
- Diluted	0.400	0.389
Cash dividends	0.263	0.263
Tangible Book value at period end	3.81	3.62
Market price at period end	5.28	5.61

Performance ratios
Return on average assets	0.87%	0.81
Return on average equity	10.70	11.04
Efficiency (1)	52.28	49.95
Net interest spread (TE)	3.13	3.31
Net interest margin (TE)	3.20	3.40
Dividend payout ratio	65.60	67.71

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Interest and dividend income:
Interest and fees on loans	$31,776	32,103	32,277	32,425	32,711
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,191	1,996	2,606	2,304	2,661
State and political subdivisions	295	340	368	410	490
Mortgage-backed securities and collateralized mortgage obligations-residential	2,237	2,003	1,364	1,093	1,083
Corporate bonds	232	529	648	822	886
Small Business Administration-guaranteed participation securities	276	43	-	-	-
Other securities	5	4	5	5	5
Total interest and dividends on securities available for sale	4,236	4,915	4,991	4,634	5,125

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	-	-	25	97
Mortgage-backed securities and collateralized mortgage obligations-residential	823	976	1,198	1,290	1,151
Corporate bonds	385	385	387	509	590
Total interest on held to maturity securities	1,208	1,361	1,585	1,824	1,838

Federal Reserve Bank and Federal Home Loan Bank stock	127	120	149	90	80

Interest on federal funds sold and other short-term investments	265	258	299	320	284
Total interest income	37,612	38,757	39,301	39,293	40,038

Interest expense:
Interest on deposits:
Interest-bearing checking	80	79	78	78	76
Savings	921	870	979	1,102	1,018
Money market deposit accounts	703	673	770	923	1,030
Time deposits	1,967	2,629	3,230	3,418	3,552
Interest on short-term borrowings	361	348	378	388	401
Total interest expense	4,032	4,599	5,435	5,909	6,077

Net interest income	33,580	34,158	33,866	33,384	33,961

Provision for loan losses	3,000	2,900	3,000	3,100	4,200
Net interest income after provision for loan losses	30,580	31,258	30,866	30,284	29,761

Noninterest income:
Trust department income	1,815	1,145	1,407	1,394	1,086
Fees for services to customers	3,386	3,234	2,939	2,732	2,920
Net gain on securities transactions	763	666	55	677	132
Other	197	172	176	207	213
Total noninterest income	6,161	5,217	4,577	5,010	4,351

Noninterest expenses:
Salaries and employee benefits	8,427	7,587	7,519	7,743	7,638
Net occupancy expense	3,889	3,756	3,817	3,795	3,664
Equipment expense	1,637	1,316	1,600	1,520	1,200
Professional services	1,458	1,657	1,489	1,436	1,411
Outsourced services	1,175	1,350	1,347	1,250	1,050
Advertising expense	1,037	935	1,060	809	607
FDIC and other insurance	1,007	983	953	880	577
Other real estate expense, net	375	1,210	665	966	1,254
Other	2,145	1,849	2,599	2,737	2,123
Total noninterest expenses	21,150	20,643	21,049	21,136	19,524

Income before taxes	15,591	15,832	14,394	14,158	14,588
Income taxes	5,785	6,079	5,328	5,249	5,874

Net income	$9,806	9,753	9,066	8,909	8,714
Net income per Common Share:
- Basic	$0.104	0.104	0.097	0.095	0.093

- Diluted	0.104	0.104	0.097	0.095	0.093

Average basic shares (thousands)	93,824	93,692	93,561	93,546	93,308
Average diluted shares (thousands)	93,828	93,700	93,562	93,546	93,308

Note: Taxable equivalent net interest income	$33,718	34,321	33,993	33,637	34,220

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Year Ended
	12/31/2012	12/31/2011

Interest an d dividend income:
Interest and fees on loans	$128,581	129,212
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	8,097	12,998
State and political subdivisions	1,413	2,471
Mortgage-backed securities and collateralized mortgage obligations-residential	6,697	3,091
Corporate bonds	2,231	4,059
Small Business Administration-guaranteed participation securities	319	-
Other securities	19	20
Total interest and dividends on securities available for sale	18,776	22,639

Interest on held to maturity securities:
U. S. government sponsored enterprises	25	261
Mortgage-backed securities-residential	4,287	4,765
Corporate bonds	1,666	2,465
Total interest on held to maturity securities	5,978	7,491

Federal Reserve Bank and Federal Home Loan Bank stock	486	304

Interest on federal funds sold and other short-term investments	1,142	1,102
Total interest income	154,963	160,748

Interest expense:
Interest on deposits:
Interest-bearing checking	315	285
Savings	3,872	3,788
Money market deposit accounts	3,069	4,599
Time deposits	11,244	15,998
Interest on short-term borrowings	1,475	1,574
Total interest expense	19,975	26,244

Net interest income	134,988	134,504

Provision for loan losses	12,000	18,750
Net interest income after provision for loan losses	122,988	115,754

Noninterest income:
Trust department income	5,761	5,088
Fees for services to customers	12,290	11,305
Net gain on securities transactions	2,161	1,428
Other	752	952
Total noninterest income	20,964	18,773

Noninterest expenses:
Salaries and employee benefits	31,276	28,751
Net occupancy expense	15,257	14,687
Equipment expense	6,073	5,652
Professional services	6,040	5,729
Outsourced services	5,122	5,100
Advertising expense	3,841	2,784
FDIC and other insurance	3,823	4,655
Other real estate expense, net	3,216	5,693
Other	9,329	9,091
Total noninterest expenses	83,977	82,142

Income before taxes	59,975	52,385
Income taxes	22,441	19,298

Net income	$37,534	33,087

Net income per Common Share:
- Basic	$0.400	0.389

- Diluted	0.400	0.389

Average basic shares (thousands)	93,633	85,073
Average diluted shares (thousands)	93,637	85,073

Note: Taxable equivalent net interest income	$135,669	135,717

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
ASSETS:

Cash and due from banks	$55,789	40,354	36,589	39,426	44,395
Federal funds sold and other short term investments	488,227	402,290	486,049	486,055	488,548
Total cash and cash equivalents	544,016	442,644	522,638	525,481	532,943

Securities available for sale:
U. S. government sponsored enterprises	263,108	427,798	643,189	744,725	563,460
States and political subdivisions	26,457	33,857	36,978	38,367	43,968
Mortgage-backed securities and collateralized mortgage obligations-residential	518,776	515,879	354,285	219,301	204,022
Corporate bonds	26,529	49,296	73,311	81,654	96,608
Small Business Administration-guaranteed participation securities	76,562	25,338	-	-	-
Other securities	660	660	660	660	660
Total securities available for sale	912,092	1,052,828	1,108,423	1,084,707	908,718

Held to maturity securities:
U. S. government sponsored enterprises	-	-	-	-	15,000
Mortgage-backed securities and collateralized mortgage obligations-residential	108,471	120,877	133,562	143,629	141,857
Corporate bonds	34,955	35,074	35,193	35,312	59,431
Total held to maturity securities	143,426	155,951	168,755	178,941	216,288

Federal Reserve Bank and Federal Home Loan Bank stock	9,632	9,632	9,632	9,004	9,004

Loans:
Commercial	219,577	217,431	235,347	235,513	248,163
Residential mortgage loans	2,126,668	2,056,972	2,003,046	1,970,278	1,955,951
Home equity line of credit	333,909	327,083	317,157	314,668	313,038
Installment loans	4,579	4,455	4,071	3,855	4,151
Loans, net of deferred fees and costs	2,684,733	2,605,941	2,559,621	2,524,314	2,521,303
Less:
Allowance for loan losses	47,927	47,364	48,018	48,535	48,717
Net loans	2,636,806	2,558,577	2,511,603	2,475,779	2,472,586

Bank premises and equipment, net	36,239	37,251	37,868	37,099	37,006
Other assets	64,402	61,290	62,480	63,432	67,099

Total assets	$4,346,613	4,318,173	4,421,399	4,374,443	4,243,644

LIABILITIES:
Deposits:
Demand	$300,544	292,350	283,873	281,628	267,776
Interest-bearing checking	560,064	536,892	528,101	507,510	489,227
Savings accounts	1,198,517	1,167,927	1,122,208	1,068,058	978,819
Money market deposit accounts	667,589	668,064	644,627	631,761	635,434
Certificates of deposit (in denominations of $100,000 or more)	352,734	359,246	452,043	467,447	460,971
Other time accounts	724,745	751,974	867,798	894,946	903,746
Total deposits	3,804,193	3,776,453	3,898,650	3,851,350	3,735,973

Short-term borrowings	159,846	161,751	150,718	159,002	147,563
Accrued expenses and other liabilities	23,776	22,352	22,124	19,445	21,592

Total liabilities	3,987,815	3,960,556	4,071,492	4,029,797	3,905,128

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,912	98,912	98,912
Surplus	174,899	175,284	175,773	176,199	176,638
Undivided profits	132,378	128,750	125,153	122,235	119,465
Accumulated other comprehensive income (loss), net of tax	1,558	4,879	1,585	53	(2,493)
Treasury stock at cost	(48,949)	(50,208)	(51,516)	(52,753)	(54,006)

Total shareholders' equity	358,798	357,617	349,907	344,646	338,516

Total liabilities and shareholders' equity	$4,346,613	4,318,173	4,421,399	4,374,443	4,243,644

Outstanding shares (thousands)	93,935	93,807	93,674	93,549	93,315

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
New York and other states*
Loans in nonaccrual status:
Commercial	$6,635	5,880	5,656	5,667	4,981
Real estate mortgage - 1 to 4 family	35,286	32,593	29,167	29,894	27,820
Installment	6	71	1	9	3
Total non-accrual loans	41,927	38,544	34,824	35,570	32,804
Other nonperforming real estate mortgages - 1 to 4 family	231	238	243	306	312
Total nonperforming loans	42,158	38,782	35,067	35,876	33,116
Other real estate owned	2,979	2,716	2,787	2,411	2,382
Total nonperforming assets	$45,137	41,498	37,854	38,287	35,498

Florida
Loans in nonaccrual status:
Commercial	$2,698	2,698	8,435	5,874	5,000
Real estate mortgage - 1 to 4 family	7,820	8,438	7,954	9,404	10,662
Installment	1	7	1	-	-
Total non-accrual loans	10,519	11,143	16,390	15,278	15,662
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	10,519	11,143	16,390	15,278	15,662
Other real estate owned	5,726	5,975	1,083	1,293	2,883
Total nonperforming assets	$16,245	17,118	17,473	16,571	18,545

Total
Loans in nonaccrual status:
Commercial	$9,333	8,578	14,091	11,541	9,981
Real estate mortgage - 1 to 4 family	43,106	41,031	37,121	39,298	38,482
Installment	7	78	2	9	3
Total non-accrual loans	52,446	49,687	51,214	50,848	48,466
Other nonperforming real estate mortgages - 1 to 4 family	231	238	243	306	312
Total nonperforming loans	52,677	49,925	51,457	51,154	48,778
Other real estate owned	8,705	8,691	3,870	3,704	5,265
Total nonperforming assets	$61,382	58,616	55,327	54,858	54,043

Quarterly Net Chargeoffs
12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
New York and other states*
Commercial	$152	9	713	321	99
Real estate mortgage - 1 to 4 family	1,410	2,157	1,844	1,136	1,404
Installment	72	7	7	(8)	5
Total net chargeoffs	$1,634	2,173	2,564	1,449	1,508

Florida
Commercial	$(18)	736	288	160	400
Real estate mortgage - 1 to 4 family	810	644	665	1,673	1,359
Installment	12	1	-	-	(2)
Total net chargeoffs	$804	1,381	953	1,833	1,757

Total
Commercial	$134	745	1,001	481	499
Real estate mortgage - 1 to 4 family	2,220	2,801	2,509	2,809	2,763
Installment	84	8	7	(8)	3
Total net chargeoffs	$2,438	3,554	3,517	3,282	3,265

Asset Quality Ratios
12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
Total nonperforming loans(1)	$52,677	49,925	51,457	51,154	48,778
Total nonperforming assets(1)	61,382	58,616	55,327	54,858	54,043
Total net chargeoffs(2)	2,438	3,554	3,517	3,282	3,265

Allowance for loan losses(1)	47,927	47,364	48,018	48,535	48,717

Nonperforming loans to total loans(1)	1.96%	1.92%	2.01%	2.03%	1.93%
Nonperforming assets to total assets(1)	1.41%	1.36%	1.25%	1.25%	1.27%
Allowance for loan losses to total loans(1)	1.79%	1.82%	1.88%	1.92%	1.93%
Coverage ratio(1)	91.0%	94.9%	93.3%	94.9%	99.9%
Annualized net chargeoffs to average loans(2)	0.37%	0.55%	0.55%	0.52%	0.52%
Allowance for loan losses to annualized net chargeoffs(2)	4.9	x	3.3	x	3.4	x	3.7	x	3.7	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)  At period-end
(2)  For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY- INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	December 31, 2012			December 31, 2011
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$370,086	1,191	1.29%	$592,488	2,661	1.80%
Mortgage backed securities and collateralized mortgage obligations-residential	480,382	2,237	1.86	199,155	1,083	2.18
State and political subdivisions	30,619	425	5.55	47,373	712	6.01
Corporate bonds	35,640	232	2.59	102,532	886	3.46
Small Business Administration-guaranteed participation securities	54,678	276	2.02	-	-	0.00
Other	660	5	3.03	660	5	3.03

Total securities available for sale	972,065	4,366	1.80	942,208	5,347	2.27

Federal funds sold and other short-term Investments	427,298	265	0.25	444,599	284	0.25

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	16,413	97	2.37
Corporate bonds	35,013	385	4.40	59,491	590	3.96
Mortgage backed securities and collateralized mortgage obligations-residential	114,647	823	2.87	119,739	1,151	3.85

Total held to maturity securities	149,660	1,208	3.23	195,643	1,838	3.76

Federal Reserve Bank and Federal Home Loan Bank stock	9,632	127	5.27	6,954	80	4.60

Commercial loans	216,787	2,917	5.38	239,680	3,401	5.67
Residential mortgage loans	2,087,003	25,804	4.95	1,945,375	26,331	5.41
Home equity lines of credit	331,441	2,905	3.49	310,052	2,870	3.67
Installment loans	4,274	158	14.68	3,532	146	16.37

Loans, net of unearned income	2,639,505	31,784	4.81	2,498,639	32,748	5.24

Total interest earning assets	4,198,160	37,750	3.59	4,088,043	40,297	3.94

Allowance for loan losses	(48,312)			(49,250)
Cash & non-interest earning assets	146,482			143,121

Total assets	$4,296,330			$4,181,914

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$532,579	80	0.06%	$467,418	76	0.07%
Money market accounts	669,201	703	0.42	639,365	1,030	0.64
Savings	1,184,601	921	0.31	951,562	1,018	0.42
Time deposits	1,085,054	1,967	0.72	1,360,979	3,552	1.04

Total interest bearing deposits	3,471,435	3,671	0.42	3,419,324	5,676	0.66
Short-term borrowings	161,816	361	0.89	142,443	401	1.12

Total interest bearing liabilities	3,633,251	4,032	0.44	3,561,767	6,077	0.68

Demand deposits	283,528			258,980
Other liabilities	21,006			20,423
Shareholders' equity	358,545			340,744

Total liabilities and shareholders' equity	$4,296,330			$4,181,914

Net interest income , tax equivalent		33,718			34,220

Net interest spread			3.15%			3.26%

Net interest margin (net interest income to total interest earning assets)			3.21%			3.35%

Tax equivalent adjustment		(138)			(259)

Net interest income		33,580			33,961

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(dollars in thousands)	Year ended			Year ended
(Unaudited)	December 31, 2012			December 31, 2011
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$568,425	8,097	1.42%	$667,037	12,998	1.95%
Mortgage backed securities and collateralized mortgage obligations-residential	334,616	6,697	2.00	112,504	3,091	2.75
State and political subdivisions	35,435	2,012	5.68	58,725	3,625	6.17
Corporate bonds	68,182	2,231	3.27	108,513	4,059	3.74
Small Business Administration-guaranteed participation securities	15,707	319	2.03	-	-	0.00
Other	660	19	2.88	703	20	2.84

Total securities available for sale	1,023,025	19,375	1.89	947,482	23,793	2.51

Federal funds sold and other short-term Investments	461,495	1,142	0.25	432,631	1,102	0.25

Held to maturity securities:
U. S. government sponsored enterprises	1,048	25	2.43	11,035	261	2.36
Corporate bonds	39,570	1,666	4.21	56,253	2,465	4.38
Mortgage backed securities and collateralized mortgage obligations-residential	131,092	4,287	3.27	114,296	4,765	4.17

Total held to maturity securities	171,710	5,978	3.48	181,584	7,491	4.13

Federal Reserve Bank and Federal Home Loan Bank stock	9,425	486	5.16	6,898	304	4.41

Commercial loans	230,539	12,486	5.42	247,691	14,285	5.77
Residential mortgage loans	2,017,230	104,028	5.16	1,873,028	103,281	5.51
Home equity lines of credit	321,299	11,551	3.60	298,996	11,117	3.72
Installment loans	3,915	598	15.28	3,622	588	16.23

Loans, net of unearned income	2,572,983	128,663	5.00	2,423,337	129,271	5.33

Total interest earning assets	4,238,638	155,644	3.67	3,991,932	161,961	4.06

Allowance for loan losses	(49,148)			(46,210)
Cash & non-interest earning assets	143,303			144,068

Total assets	$4,332,793			$4,089,790

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$515,062	315	0.06%	$456,397	285	0.06%
Money market accounts	649,452	3,069	0.47	632,786	4,599	0.73
Savings	1,115,151	3,872	0.35	889,773	3,788	0.43
Time deposits	1,251,846	11,244	0.90	1,403,312	15,998	1.14

Total interest bearing deposits	3,531,511	18,500	0.52	3,382,268	24,670	0.73
Short-term borrowings	152,982	1,475	0.96	133,803	1,574	1.18

Total interest bearing liabilities	3,684,493	19,975	0.54	3,516,071	26,244	0.75

Demand deposits	278,179			255,327
Other liabilities	19,441			18,653
Shareholders' equity	350,680			299,739

Total liabilities and shareholders' equity	$4,332,793			$4,089,790

Net interest income , tax equivalent		135,669			135,717

Net interest spread			3.13%			3.31%

Net interest margin (net interest income to total interest earning assets)			3.20%			3.40%

Tax equivalent adjustment		(681)			(1,213)

Net interest income		134,988			134,504

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)

	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
Tangible Book Value Per Share

Equity	$358,798	357,617	349,907	344,646	338,516
Less: Intangible assets	553	553	553	553	553
Tangible equity	358,245	357,064	349,354	344,093	337,963

Shares outstanding	93,935	93,807	93,674	93,549	93,315
Tangible book value per share	3.81	3.81	3.73	3.68	3.62
Book value per share	3.82	3.81	3.74	3.68	3.63

Tangible Equity to Tangible Assets
Total Assets	4,346,613	4,318,173	4,421,399	4,374,443	4,243,644
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,346,060	4,317,620	4,420,846	4,373,890	4,243,091

Tangible Equity to Tangible Assets	8.24%	8.27%	7.90%	7.87%	7.97%
Equity to Assets	8.25%	8.28%	7.91%	7.88%	7.98%

	3 Months Ended					Year Ended
Efficiency Ratio	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11	12/31/12	12/31/11

Net interest income (fully taxable equivalent)	$33,718	34,321	33,993	33,637	34,220	135,669	135,717
Non-interest income	6,161	5,217	4,577	5,010	4,351	20,964	18,773
Less: Net gain on securities	763	666	55	677	132	2,161	1,428
Recurring revenue	39,116	38,872	38,515	37,970	38,439	154,472	153,062

Total Noninterest expense	21,150	20,643	21,049	21,136	19,524	83,977	82,142
Less: Other real estate expense, net	375	1,210	665	966	1,254	3,216	5,693
Recurring expense	20,775	19,433	20,384	20,170	18,270	80,761	76,449

Efficiency Ratio	53.11%	49.99%	52.92%	53.12%	47.53%	52.28%	49.95%

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